BBH TRUST

BBH PARTNER FUND – SMALL CAP EQUITY

Class I Shares (BBHSX)

SUPPLEMENT DATED NOVEMBER 29, 2021

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED JUNE 28, 2021

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Statement of Additional Information. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Statement of Additional Information.

1. Effective December 31, 2021, the sections captioned “Portfolio Manager Information” on page 24 of the Statement of Additional Information is deleted in their entirety and replaced with the following:

Portfolio Manager Information

Bares Capital Management, Inc.

The team primarily responsible for management of the Fund are

Brian Bares; Jay Creel; and Benjamin Huang

The following information about the Sub-adviser’s investment team primarily responsible for management of the Fund’s portfolio is provided as of the date of the SAI.

Other Accounts Managed by Bares Capital Management’s Investment Team Primarily Responsible for Management of the Fund’s Portfolio	Total Number of Other Accounts Managed/ Total Assets (in millions)
Registered Investment Companies	None
Other Pooled Investment Vehicles	8/$4,811
Other Accounts	39/$739

As of the date of the SAI, the investment team does not own shares of the Fund

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.